                     AMENDMENT TO AGREEMENT OF SALE (O&L)
                     ------------------------------

          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of February __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between the Beasley FM Acquisition Corp., a Delaware corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller communications tower facilities used in the operation of radio broadcast stations WIKS-FM, WRXK-FM and WZFX-FM (each a "Tower" and collectively the "Towers") and certain personal property belonging to Seller and associated with the Towers;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1. The first clause in the first sentence of the first recital is amended and restated as follows:

          WHEREAS, Seller owns three (3) communications tower facilities used in the operation of radio broadcast stations WIKS-FM, WRXK-FM and WZFX-FM (each a "Tower" and collectively the "Towers");

          2. The first sentence of Section 5(d) of the Agreement is amended and restated as follows:

          3. Buyer and Seller acknowledge that certain of the Towers are occupied, or will be occupied, by various tenants pursuant to tower leases between third party lessees and the Seller, for space on certain of the Towers, such tower leases all made effective prior to the effective date of this Agreement and shall include without limitation: (x) with respect to the WIKS-FM
Tower: (i) that certain Option and Lease Agreement, dated February 10, 1989, by and between WIKS-FM, Inc. (predecessor-in-interest to Seller) and MC Radio Partnership, Inc. ("MC Radio"), such agreement leasing to MC Radio tower space located between seven hundred twenty-five (725) and eight hundred twenty-five
(825) feet from ground level (the "MC Radio Lease"); (ii) that certain lease agreement, dated July 15, 1996, by and between WIKS-FM, Inc. and North Carolina Electric Membership Corporation ("NC Electric"), such agreement leasing to NC Electric tower space located three hundred eighty (380) feet from ground level (the "NC Electric Lease"); and (iii) that certain lease agreement, dated August 15, 1996, by and between WIKS-FM, Inc. and Neuse Amateur Radio Operators Association ("Neuse"), such agreement leasing to Neuse tower space located between two hundred fifty (250) and three hundred forty

(340) feet from ground level (the "Neuse Lease," and together with the MC Radio Lease and NC Electric Lease, collectively called herein the "WIKS-FM Tower Leases"); (y) with respect to the WRXK-FM Tower (i) that certain PCS Site Agreement, dated August 27, 1997, by and between Seller and Sprint Spectrum, L.P., ("Sprint"), as amended by that certain Access Clarification Addendum dated August 27, 1997, such agreement leasing to Sprint tower space located between two hundred twenty (220) and two hundred forty (240) feet from ground level (the "Sprint Lease"); (ii) that certain Tower Option and Lease Agreement, dated as of June 11, 1998, by and between Seller and BellSouth Mobility, Inc. ("BellSouth"), as amended by (I) that certain Addendum to Tower Option and Lease Agreement dated as of _____________ 1998, by and among Seller, George G. Beasley ("Owner") and BellSouth and (II) that certain Addendum to Tower Option and Lease Agreement effective as of March 4, 1999, by and among Seller, Owner and BellSouth, such Tower Option and Lease Agreement, as amended, leasing to BellSouth tower space located between one hundred twenty (120) and one hundred forty (140) feet above ground level on the WRXK-FM Tower (called collectively herein the "BellSouth Lease") and (iii) that certain Lease of Site For Communication Facilities, dated October 1, 1997, by and between Beasley Broadcasting of Western Florida (predecessor-in-interest to Seller) and Paging Network of Tennessee, d.b.a. PageNet of Tpa., Inc. ("PageNet"), such Lease leasing to PageNet antenna space located between the following tower locations above ground level: (a) two hundred forty (240) and two hundred sixty (260) feet; (b) two hundred sixty
(260) and two hundred eighty (280) feet (two side-mounted antennas); (c) three hundred twenty (320) and three hundred forty (340) feet; (d) three hundred forty
(340) and three hundred sixty (360) feet and (e) three hundred sixty (360) and three hundred eighty (380) feet (the "PageNet Lease," and together with the Sprint Lease and BellSouth Lease, collectively called herein the "WRXK-FM Tower Leases"); and (z) with respect to the WZFX-FM Tower: (i) that certain Lease Agreement, dated April 20, 1993, by and between Lessee and Coastal Electronics ("Coastal"), such agreement leasing to Coastal tower space five hundred twenty-five (525) feet from ground level on the WZFX Tower (the "Coastal Lease") and
(ii) that certain lease agreement by and between Satellite Paging, Inc. ("Satellite," as successor-in-interest to Telephone Answering Service of Fayetville, Incorporated) and Lessee (successor-in-interest to Joyner Communications, Inc.), dated February 16, 1995, leasing to Satellite tower space four hundred fifty-six (456) feet from ground level on the WZFX Tower (the "Satellite Lease," and together with the Coastal Lease, WIKS-FM Tower Leases and WRXK-FM Tower Leases, collectively called herein the "Tower Leases").

          4. The section entitled "WIKS-FM (MAIN TOWER)" in Exhibit A is hereby deleted.

          5. The section heading "WIKS-FM (STL TOWER)" in Exhibit A and the first sentence under such heading are hereby amended and restated as follows:

          WIKS-FM

          That certain one thousand twenty (1020) foot communications tower situate on a tract of land more particularly described as follows:

          6. The first sentence under the section entitled "WRXK" in Exhibit A shall be amended and restated as follows:

              That certain four hundred ninety-five (495) foot communications tower situated on a tract of land more particularly described as follows:

          7. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          8. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY FM ACQUISITION CORP.

                              By:  ________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer

                              BUYER:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  ________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley FM Acquisition Corp., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor antenna space on a one thousand seventy-four (1,074) foot communications tower facility used in the operation of radio broadcast station WZFX-FM (the "WZFX-FM Tower"), for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the WZFX-FM Tower obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          10.  Section 2.01 of the Lease is amended and restated as follows:

               2.01  Tower Space. Lessor leases to Lessee, and Lessee leases
                     -----------
from Lessor, space on the Tower, as such space is described on Exhibit C attached hereto, for the purposes of the broadcast transmission of WZFX-FM, Whiteville, North Carolina (the "Tower Space"), subject to: (i) that certain Lease Agreement, dated April 20, 1993, by and between Lessee and Coastal Electronics ("Coastal"), such agreement leasing to Coastal tower space located five hundred twenty-five (525) feet from ground level on the WZFX Tower and (ii) that certain lease agreement by and between Satellite Paging, Inc. ("Satellite," as successor-in-interest to Telephone Answering Service of Fayetville, Incorporated) and Lessee (successor-in-interest to Joyner Communications, Inc.), dated February 16, 1995, leasing to Satellite tower space located four hundred fifty-six (456) feet from ground level on the WZFX Tower.

          11. The second sentence of Section 13.01 of the Lease is hereby deleted.

          12. The last sentence of Section 14.01 of the Lease is hereby deleted.

          13. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          14. The text of Exhibit C of the Lease is amended and restated as follows:

               (1) One (1) Yagi FM antenna located four hundred seventy-five
          (475) feet from ground level on the Tower.

               (2) One (1) Mark 4 Stl FM antenna located five hundred (500) feet from ground level on the Tower.

               (3) One (1) Electronic Research, Inc. (FMH-6) antenna located nine hundred eighty-one (981) feet from ground level on the Tower.

          15. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          16. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          17. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  _______________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                              LESSEE:

                              BEASLEY FM ACQUISITION CORP.

                              By:  _______________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley FM Acquisition Corp., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor antenna space on a four hundred (400) foot communications tower facility used in the operation of radio broadcast station WRXK-FM (the "WRXK-FM Tower"), for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the WRXK-FM Tower obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          18.  Section 2.01 of the Lease is amended and restated as follows:

               2.01  Tower Space. Lessor leases to Lessee, and Lessee leases
                     -----------
from Lessor, space on the Tower, as such space is described on Exhibit C attached hereto, for the purposes of the broadcast transmission of WRXK-FM (the "Tower Space"), subject to (i) that certain PCS Site Agreement, dated August 27, 1997, by and between Lessee and Sprint Spectrum, L.P. ("Sprint"), and amended by that certain Access Clarification on Addendum, dated August 27, 1997, by and between such parties, such agreement leasing to Sprint tower space between two hundred twenty (220) and two hundred forty (240) feet above ground level (the "Sprint Lease"); (ii) that certain Tower Option and Lease Agreement, dated as of June 11, 1998, by and between Seller and BellSouth Mobility, Inc. ("BellSouth"), as amended by (I) that certain Addendum to Tower Option and Lease Agreement dated as of October ___, 1998, by and among Seller, George G. Beasley ("Owner") and BellSouth and (II) that certain Addendum to Tower Option and Lease Agreement effective as of March 4, 1999, by and among Seller, Owner and BellSouth, such Tower Option and Lease Agreement, as amended, leasing to BellSouth tower space located between one hundred twenty (120) and one hundred forty (140) feet above ground level on the WRXK-FM Tower (the "BellSouth Lease"); and (iii) that certain Lease of Site For Communication Facilities, dated October 1, 1997, by and between Beasley Broadcasting of Western Florida (predecessor-in-interest to Seller) and Paging Network of Tennessee, d.b.a. PageNet of Tpa., Inc. ("PageNet"), such Lease to PageNet leasing antenna space located between the following tower locations above ground level: (a) two hundred forty (240) and two hundred sixty (260) feet; (b) two hundred sixty (260) and two hundred eighty
(280) feet (two side-mounted antennas); (c) three hundred twenty (320) and three hundred forty (340) feet; (d) three hundred forty (340) and three hundred sixty
(360) feet and (e) three hundred sixty (360) and three hundred eighty (380) feet (the "PageNet Lease," and together with the Sprint Lease and BellSouth Lease, collectively called herein the "WRXK-FM Tower Leases");

          19. The second sentence of Section 13.01 of the Lease is hereby deleted.

          20. The last sentence of Section 14.01 of the Lease is hereby deleted.

          21. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          22. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          23. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          24. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  _________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                              LESSEE:

                              BEASLEY FM ACQUISITION CORP.

                              By:  _________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley FM Acquisition Corp., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor antenna space on a one thousand (1,000) foot communications tower facility used in the operation of radio broadcast station WIKS-FM (the "WIKS-FM Tower"), for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the WIKS-FM Tower obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          25.  The first recital is amended and restated as follows:

          WHEREAS, Lessor owns one (1) one thousand (1000) foot communications tower described on Exhibit A attached hereto (the "Tower"), situated on a certain tract of real estate located in New Bern, North Carolina and described in Exhibit B attached hereto (hereinafter referred to as the "Tower Site"; the term "Tower Site" shall also include any appurtenant easements on such land except for that certain transmitter building and tower on the Tower Site owned by CTC Media Group and used in the operation of radio broadcast station WLOJ);

          26. The words "the Tower" shall replace the words "such Towers" in each sentence or section heading in the Lease where the words "such Towers" appear.

          27. The word "Tower" shall replace the word "Towers" in each sentence or section heading in the Lease where the word "Towers" appears.

          28.  Section 2.01(a) of the Lease is hereby amended and restated:

          (a) Space on the Tower as such space is described on Exhibit C attached hereto, for the purposes of the broadcast transmission of WIKS-FM, New Bern, North Carolina ("WIKS"), subject to the lease of certain tower space to:
(i) MC Radio Partnership, Inc. ("MC Radio"), pursuant to that certain Option and Lease Agreement, dated February 10, 1989, by and between MC Radio and WIKS-FM, Inc. (predecessor-in-interest to Lessor); (ii) North Carolina Electric Membership Corporation ("NC Electric"), pursuant to that certain lease agreement, dated July 15, 1996, by and between NC Electric and WIKS-FM, Inc. (predecessor-in-interest to

Lessor); and (iii) Neuse Amateur Radio Operators Association ("Neuse"), pursuant to that certain lease agreement dated August 15, 1996, by and between Neuse and WIKS-FM;

          29.  Section 2.01(b) is hereby deleted.

          30. The second sentence of Section 13.01 of the Lease is hereby deleted.

          31. The last sentence of Section 14.01 of the Lease is hereby deleted.

          32. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          33. Exhibit D is hereby deleted and all references to Exhibits E, F, G and H in the Lease, respectively, shall be amended and restated as references to Exhibits D, E, F and G, respectively.

          34. The section entitled "WIKS-FM (MAIN TOWER)" in Exhibit A is hereby deleted.

          35. The heading "WIKS-FM (STL)" in Exhibit A is hereby amended and restated to read:

          WIKS-FM

          36. The section entitled "WIKS-FM (MAIN TOWER)" in Exhibit B is hereby deleted.

          37. The word "MAIN" shall be deleted from the section heading for Exhibit C. The following is hereby added to Exhibit C:

          (1) One Stl antenna located two hundred (200) feet from ground level on the Tower.

          (2) One antenna used in the operation of WXNR located eight hundred thirty (830) feet from ground level on the Tower.

          (3) One antenna located nine hundred eighty (980) feet from ground level on the Tower.

          38. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          39. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          40. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  _______________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

                              LESSEE:

                              BEASLEY FM ACQUISITION CORP.

                              By:  _______________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer